UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 8, 2019

Kewaunee Scientific Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-5286	38-0715562
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2700 West Front Street Statesville, North Carolina		28677 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code 704-873-7202

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 8, 2019, David M. Rausch notified Kewaunee Scientific Corporation (the “Company”) of his intention to resign from his position as President and Chief Executive Officer of the Company, effective immediately. Mr. Rausch also resigned from his position as a member of the Company’s Board of Directors (the “Board of Directors”), effective immediately, on March 8, 2019. Mr. Rausch resigned for personal reasons. There were no disagreements between the Company and Mr. Rausch related to his resignation.

Additionally, on March 8, 2019, the Board of Directors appointed Thomas D. Hull III, previously the Company’s Vice President, Finance and Chief Financial Officer, to serve as the Company’s President and Chief Executive Officer, effective immediately. Mr. Hull will continue to serve as the Company’s Chief Financial Officer and as the Company’s principal financial officer and principal accounting officer pending the conclusion of a search to fill the role of Vice President, Finance and Chief Financial Officer, which search the Company intends to commence promptly. The Board of Directors also appointed Mr. Hull as a member of the Board of Directors. Mr. Hull will serve as a Class I Director and will stand for re-election to the Board of Directors at the 2020 Annual Meeting.

Mr. Hull, age 42, joined the Company in November 2015 as Vice President, Finance, Chief Financial Officer, Treasurer and Secretary. Mr. Hull held several management positions with Ernst & Young, LLP in Pittsburgh, Pennsylvania from 1998 through 2011. From 2011, he served as the Vice President of Finance, Accounting, and Information Technology with ATI Specialty Materials in Charlotte, North Carolina.

In his role as President and Chief Executive Officer, Mr. Hull’s base annual salary will be increased to $350,000, and he will have a 2019 target award opportunity under the Company’s annual incentive bonus plan equal to 60% of his base salary. Mr. Hull also will continue to be eligible to participate in the Company’s other benefit programs.

The Company issued a press release on March 11, 2019 regarding these matters. The press release is set forth in its entirety and attached as Exhibit 99.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.

99.1	Press Release of Kewaunee Scientific Corporation dated March 11, 2019

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Registrant)
Kewaunee Scientific Corporation

Date: March 11, 2019	/s/ Thomas D. Hull III
Thomas D. Hull III President, Chief Executive Officer and
Chief Financial Officer

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